                                                                     EXHIBIT 24
                               POWER OF ATTORNEY


       KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints STEPHEN L. WAY and FRANK J. BRAMANTI, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign the Form S-3 Registration Statement of HCC Insurance Holdings, Inc. (the "Registrant") with respect to shares of common stock of the Registrant issuable upon exercise of certain options issued by AVEMCO Corporation before its merger into a wholly owned subsidiary of the Registrant, to sign any and all amendments to same (including post-effective amendments), and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, whether substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                                  /s/ Stephen J. Lockwood
                                                  ------------------------------
                                                  Stephen J. Lockwood

                               POWER OF ATTORNEY


       KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints STEPHEN L. WAY and FRANK J. BRAMANTI, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign the Form S-3 Registration Statement of HCC Insurance Holdings, Inc. (the "Registrant") with respect to shares of common stock of the Registrant issuable upon exercise of certain options issued by AVEMCO Corporation before its merger into a wholly owned subsidiary of the Registrant, to sign any and all amendments to same (including post-effective amendments), and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, whether substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                                  /s/ James M. Berry
                                                  ------------------------------
                                                  James M. Berry

                               POWER OF ATTORNEY


       KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints STEPHEN L. WAY and FRANK J. BRAMANTI, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign the Form S-3 Registration Statement of HCC Insurance Holdings, Inc. (the "Registrant") with respect to shares of common stock of the Registrant issuable upon exercise of certain options issued by AVEMCO Corporation before its merger into a wholly owned subsidiary of the Registrant, to sign any and all amendments to same (including post-effective amendments), and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, whether substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                                  /s/ Patrick B. Collins
                                                  ------------------------------
                                                  Patrick B. Collins

                               POWER OF ATTORNEY


       KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints STEPHEN L. WAY and FRANK J. BRAMANTI, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign the Form S-3 Registration Statement of HCC Insurance Holdings, Inc. (the "Registrant") with respect to shares of common stock of the Registrant issuable upon exercise of certain options issued by AVEMCO Corporation before its merger into a wholly owned subsidiary of the Registrant, to sign any and all amendments to same (including post-effective amendments), and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, whether substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                                  /s/ J. Robert Dickerson
                                                  ------------------------------
                                                  J. Robert Dickerson

                               POWER OF ATTORNEY


       KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints STEPHEN L. WAY and FRANK J. BRAMANTI, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign the Form S-3 Registration Statement of HCC Insurance Holdings, Inc. (the "Registrant") with respect to shares of common stock of the Registrant issuable upon exercise of certain options issued by AVEMCO Corporation before its merger into a wholly owned subsidiary of the Registrant, to sign any and all amendments to same (including post-effective amendments), and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, whether substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                                  /s/ Edwin H. Frank, III
                                                  ------------------------------
                                                  Edwin H. Frank, III

                               POWER OF ATTORNEY


       KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints STEPHEN L. WAY and FRANK J. BRAMANTI, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign the Form S-3 Registration Statement of HCC Insurance Holdings, Inc. (the "Registrant") with respect to shares of common stock of the Registrant issuable upon exercise of certain options issued by AVEMCO Corporation before its merger into a wholly owned subsidiary of the Registrant, to sign any and all amendments to same (including post-effective amendments), and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, whether substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                                  /s/ Allan W. Fulkerson
                                                  ------------------------------
                                                  Allan W. Fulkerson

                               POWER OF ATTORNEY


       KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints STEPHEN L. WAY and FRANK J. BRAMANTI, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign the Form S-3 Registration Statement of HCC Insurance Holdings, Inc. (the "Registrant") with respect to shares of common stock of the Registrant issuable upon exercise of certain options issued by AVEMCO Corporation before its merger into a wholly owned subsidiary of the Registrant, to sign any and all amendments to same (including post-effective amendments), and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, whether substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                                  /s/ Walter J. Lack
                                                  ------------------------------
                                                  Walter J. Lack

                               POWER OF ATTORNEY


       KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints STEPHEN L. WAY and FRANK J. BRAMANTI, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign the Form S-3 Registration Statement of HCC Insurance Holdings, Inc. (the "Registrant") with respect to shares of common stock of the Registrant issuable upon exercise of certain options issued by AVEMCO Corporation before its merger into a wholly owned subsidiary of the Registrant, to sign any and all amendments to same (including post-effective amendments), and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, whether substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                                  /s/ Hugh T. Wilson
                                                  ------------------------------
                                                  Hugh T. Wilson